Exhibit 10.2
Exhibits A-D to Credit Agreement, dated as of May 29, 2007

EXHIBIT A
[FORM OF]
ASSIGNMENT AND ACCEPTANCE
          This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.
          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	Bauble Acquisition Sub, Inc. [2]

[1]	Select as applicable.

4.	Administrative Agent:	Credit Suisse, Cayman Islands Branch, as administrative agent under the Credit Agreement.

5.	Credit Agreement:	Credit Agreement, dated as of May 29, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Bauble Holdings Corp., a Delaware corporation (“Holdings”), Bauble Acquisition Sub, Inc. (which on the Closing Date shall be merged with and into Claire’s Stores, Inc., a Florida corporation, with Claire’s Stores, Inc. surviving such merger as the borrower) (the “Borrower”), the Lenders party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, Bear Stearns Corporate Lending Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent.

6.	Assigned Interest:

Percentage
	Aggregate Amount	Amount of	Assigned of
	of Commitment/	Commitment/	Commitment/
Facility	Loans	Loans Assigned	Loans[3]	CUSIP Number
Term Facility	$	$	%
Revolving Facility	$	$	%
Effective Date: ____________ __, 2___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].

(cont’d from previous page)

[2]	References to Bauble Acquisition Sub, Inc. shall be to Claire’s Stores, Inc. after consummation of the Merger contemplated by the Credit Agreement.

[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Name:
Title:

[Consented to and Accepted:][4] CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

[4]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[Consented to:][5] [BAUBLE ACQUISITION SUB, INC.][6]
By:
Name:
Title:

[Consented to:][7] [ISSUING BANK]
By:
Name:
Title:

[5]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

[6]	References to Bauble Acquisition Sub, Inc. shall be to Claire’s Stores, Inc. after consummation of the Merger contemplated by the Credit Agreement.

[7]	To be added only if the consent of the Issuing Bank is required by the terms of the Credit Agreement.

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE
          1. Representations and Warranties.
          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth herein, and (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
          1.2. Assignee. The Assignee (a) represents and warrants that (i) it is an eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
          2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
          3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT B
[FORM OF]
SOLVENCY CERTIFICATE
          This Certificate is being delivered pursuant to Section 4.02(k) of the Credit Agreement dated as of May 29, 2007 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”), among BAUBLE HOLDINGS CORP., a Delaware corporation (“Holdings”), BAUBLE ACQUISITION SUB, INC. (which on the Closing Date shall be merged with and into Claire’s Stores, Inc., a Florida corporation, with Claire’s Stores, Inc. surviving such merger as the borrower), a Florida corporation (the “Borrower”), the LENDERS party thereto from time to time, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders, BEAR STEARNS CORPORATE LENDING, INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER, INC., as documentation agent (in such capacity, the “Documentation Agent”). Terms defined in the Credit Agreement are used herein with the same meanings.
          I, [____________], hereby certify that I am the Chief Financial Officer of the Borrower and that I am knowledgeable of the financial and accounting matters of the Borrower and its Subsidiaries, the Credit Agreement and the covenants and representations (financial or otherwise) contained therein and that, as such, I am authorized to execute and deliver this Certificate on behalf of the Borrower. I further certify, in my capacity as Chief Financial Officer of the Borrower, and not individually, as follows:
1.	Immediately after the consummation of the Transactions to occur on the Closing Date and after giving effect to the application of the proceeds of each Loan (or other extension of credit), the fair value of the assets of the Borrower and the Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of the Borrower and the Subsidiaries on a consolidated basis, respectively.

2.	Immediately after the consummation of the Transactions to occur on the Closing Date and after giving effect to the application of the proceeds of each Loan (or other extension of credit), the present fair saleable value of the property of the Borrower and the Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of the Borrower and the Subsidiaries on a consolidated basis, respectively, on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured.

3.	Immediately after the consummation of the Transactions to occur on the Closing Date and after giving effect to the application of the proceeds of each Loan (or other extension of credit), the Borrower and the Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

4.	Immediately after the consummation of the Transactions to occur on the Closing Date and after giving effect to the application of the proceeds of each Loan (or other extension of credit), the Borrower and the Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Closing Date.

          I represent the foregoing information is provided to the best of my knowledge and belief and execute this Certificate this 29th day of May, 2007.

BAUBLE ACQUISITION SUB, INC.
By:
Name:
Title:

EXHIBIT C-1
[FORM OF]
BORROWING REQUEST
Date:[1]	____________, ___

To:	Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010
Ladies and Gentlemen:
          Reference is made to the Credit Agreement dated as of May 29, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among BAUBLE HOLDINGS CORP., a Delaware corporation (“Holdings”), BAUBLE ACQUISITION SUB, INC. (which on the Closing Date shall be merged with and into Claire’s Stores, Inc., a Florida corporation, with Claire’s Stores, Inc. surviving such merger as the borrower), a Florida corporation (the “Borrower”), the LENDERS from time to time party thereto (“Lenders”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders, BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as documentation agent (in such capacity, the “Documentation Agent”, and, together with the Administrative Agent and Syndication Agent, the “Agents”). Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement. This notice constitutes a Borrowing Request, and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:
1.	The Borrowing will be a Borrowing of __________ Loans.[2]

2.	The Business Day of the proposed Borrowing is: __________.

[1]	Must be received by the Administrative Agent no later than (a) 12:00 p.m., Local Time three (3) BUsiness Days prior to the proposed Borrowing in the case of a Eurocurrency Borrowing and (b) 12:00 p.m., Local Time one (1) Business Day before the date of the proposed Borrowing, in the case of an ABR Borrowing; provided, that any such notice of an ABR Borrowing to finance the reimbursement of an L/C Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., Local Time, on the date of the proposed Borrowing.

[2]	Revolving Loans, Other Revolving Loans, Term Loans, Other Term Loans

3.	The aggregate amount of the proposed Borrowing is: $__________.

4.	The Borrowing is comprised of $__________ of ABR Loans and $__________ of Eurocurrency Loans.

5.	The duration of the Interest Period for the Eurocurrency Loans, if any, included in the Borrowing shall be __________ months.

6.	The location and number of Borrower’s account to which the proceeds of such Borrowing are to be deposited is __________.

          This Borrowing Request is issued pursuant to and is subject to the Credit Agreement executed as of the date set forth above. The Borrower named below hereby represents and warrants that the conditions specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement are satisfied.

Very truly yours, BAUBLE ACQUISITION SUB, INC.[1]
By:
Name:
Title:

[1]	All borrowing requests after the Closing Date shall be signed by Claire’s Stores, Inc. as the Borrower.

EXHIBIT C-2
[FORM OF]
SWINGLINE BORROWING REQUEST
Date:[1]	__________, ___

To:	Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010
Ladies and Gentlemen:
          Reference is made to the Credit Agreement dated as of May 29, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among BAUBLE HOLDINGS CORP., a Delaware corporation (“Holdings”), BAUBLE ACQUISITION SUB, INC. (which on the Closing Date shall be merged with and into Claire’s Stores, Inc., a Florida corporation, with Claire’s Stores, Inc. surviving such merger as the borrower), a Florida corporation (the “Borrower”), the LENDERS from time to time party thereto (“Lenders”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders, BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as documentation agent (in such capacity, the “Documentation Agent”, and, together with the Administrative Agent and Syndication Agent, the “Agents”). Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement. This notice constitutes a Swingline Borrowing Request, and the Borrower hereby requests Borrowings under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to such Borrowings requested hereby:
1.	The Business Day of the proposed Swingline Borrowing is: __________.

2.	The aggregate amount of the proposed Swingline Borrowing is: $__________.

3.	The location and number of the account to which the proceeds of such Swingline Borrowing are to be deposited is __________.

[1]	Notification must be received by the Administrative Agent and the Swingline Lender by telephone (confirmed by a Swingline Borrowing Request by telecopy), not later than 1:00 p.m., Local Time, on the day of the proposed Swingline Borrowing.

          This Swingline Borrowing Request is issued pursuant to and is subject to the Credit Agreement executed as of the date set forth above. The Borrower named below hereby represents and warrants that the conditions specified in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement are satisfied.

Very truly yours, BAUBLE ACQUISITION SUB, INC.[1]
By:
Name:
Title:

[1]	All swingline borrowing requests after the Closing Date shall be signed by Claire’s Stores, Inc. as the Borrower.

EXHIBIT C-3
[FORM OF ]
LETTER OF CREDIT REQUEST
Credit Suisse, Cayman Islands Branch,
  as Administrative Agent for
  the Lenders referred to below
Eleven Madison Avenue
New York, New York 10010
Attention: Agency Group Manager
[DATE]1
To: __________,2 as Letter of Credit Issuer
[Address]
Attention: __________
Ladies and Gentlemen:
          Reference is made to the Credit Agreement dated as of May 29, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among BAUBLE HOLDINGS CORP., a Delaware corporation (“Holdings”), BAUBLE ACQUISITION SUB, INC. (which on the Closing Date shall be merged with and into Claire’s Stores, Inc., a Florida corporation, with Claire’s Stores, Inc. surviving such merger as the borrower), a Florida corporation (the “Borrower”), the LENDERS from time to time party thereto (“Lenders”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) for the Lenders, BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as documentation agent (in such capacity, the “Documentation Agent”, and, together with the Administrative Agent and Syndication Agent, the “Agents”). Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement.
          The undersigned hereby requests that _____________1, as Letter of Credit Issuer, issue a Letter of Credit for the account of __________2 on __________ ___, 2___3

[1]	Request date must be a Business Day and must be received by the Administrative Agent three Business Days in advance of the requested date of issuance, amendment or extension or such shorter periods the Administrative Agent and the Issuing Bank in their sole discretion may agree.

[2]	Insert name of Letter of Credit Issuer.

(the “Date of Issuance”) in the aggregate Stated Amount of __________4. The requested Letter of Credit shall be denominated in __________5.
          The beneficiary of the requested Letter of Credit will be ____________6 and the address of such beneficiary is _________________. The Letter of Credit will have a stated expiration date of ___________, 2__7. The Letter of Credit will support _____________8.
          The undersigned hereby certifies that, on the date of this Letter of Credit Request and on the date of the related Date of Issuance, the conditions to issuance of any Letter of Credit specified in Section 4 of the Credit Agreement have been satisfied.
          Copies of all documentation which the Administrative Agent and/or the Issuing Bank has reasonably requested with respect to the supported transaction are attached hereto.

[BAUBLE ACQUISITION SUB, INC.] 9 10
By:
Name:
Title:

(cont’d from previous page)

[1]	Insert name of Letter of Credit Issuer.

[2]	Insert name of Credit Party the Letter of Credit is being issued on behalf of.

[3]	Insert proposed issuance date.

[4]	Insert Stated Amount of Letter of Credit.

[5]	Dollars or an Alternate Currency (as defined in the Credit Agreement).

[6]	Insert name and address of beneficiary.

[7]	Insert the last date upon which drafts may be presented in accordance with the Credit Agreement.

[8]	Insert brief description of obligations to be supported by the Letter of Credit.

[9]	Insert name of Credit Party if different than the Borrower.

[10]	All of Borrower’s Letter of Credit Requests after the Closing Date shall be signed by Claire’s Stores, Inc. as the Borrower.

EXHIBIT D
[FORM OF]
INTEREST ELECTION REQUEST
Credit Suisse, Cayman Islands Branch,
as Administrative Agent
  for the Lenders referred to below
Eleven Madison Avenue
New York, NY 10010

Attention: Agency Group

[Date]

Ladies and Gentlemen:
          Reference is made to the Credit Agreement dated as of May 29, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Bauble Holdings Corp., a Delaware corporation (“Holdings”), Bauble Acquisition Sub, Inc. (which on the Closing Date shall be merged with and into Claire’s Stores, Inc., a Florida corporation, with Claire’s Stores, Inc. surviving such merger as the borrower), a Florida corporation (the “Borrower”), the Lenders from time to time party thereto, and Credit Suisse, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          This notice constitutes a notice of conversion or notice of continuation, as applicable (an “Election”), under Section 2.07 of the Credit Agreement, and the Borrower hereby irrevocably notifies the Administrative Agent of the following information with respect to the conversion or continuation requested hereby:

(i)	Borrowing to which Interest Election applies:
Principal Amount:
Type (ABR/Eurocurrency):
Interest Period (if Eurocurrency):

(ii)	Effective Date of Election:

(iii)	Resulting Borrowings(s)
Resulting Borrowing (1)
Principal Amount (or % of Borrowing in (i))

Type (ABR/Eurocurrency):
Interest Period (if Eurocurrency):

Resulting Borrowing (2)[1]
Principal Amount (or % of Borrowing in (i))
Type (ABR/Eurocurrency):
Interest Period (if Eurocurrency):

          The undersigned certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested continuation or conversion under the terms and conditions of the Credit Agreement.

BAUBLE ACQUISITION SUB, INC.[2]
By:
Name:
Title:

[1]	Add as many resulting Borrowings as applicable.

[2]	References to Bauble Acquisition Sub, Inc. shall be to Claire’s Stores, Inc. after consummation of the Merger contemplated by the Credit Agreement.